SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is October 28, 2019.

MFS® Global High Yield Fund
MFS® Global Bond Fund

Effective immediately, the like paragraph describing MFS' approach to buying and selling investments in the sub-section entitled "Principal Investment Strategies" under the main heading entitled "Investment Objective, Strategies, and Risks" is restated in its entirety as follows:
MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of issuers’ financial condition and market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality and terms, any underlying assets and their credit quality, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis. Quantitative screening tools that systematically evaluate the structure of the debt instrument and its features may also be considered. In structuring the fund, MFS also considers top-down factors, including sector and regional allocations, yield curve positioning, duration, macroeconomic factors, and risk management factors.

1040256       1      MULTI-SUP-X-102819